                                                                   EXHIBIT 10.18


               BUILDING LEASING AND PROPERTY MANAGEMENT AGREEMENT


         This Agreement is executed by Party A and Party B on September 20, 2000 in Shanghai:

PARTY A: SHANGHAI COMMUNICATION SERVICE COMPANY
Legal Representative: Cai Guibao
Address: 1122 Yan'an Dong Lu, Shanghai

PARTY B: SHANGHAI MOBILE COMMUNICATION COMPANY LIMITED
Legal Representative: Chen Suxian
Address: 668 Beijing Dong Lu, Shanghai

WHEREAS:
1. In order to develop its communications business and engage in normal production and operating activities, Party B needs to lease from Party A certain buildings and auxiliary facilities owned, or leased from a third party, by Party A.
2. Both Parties agree that Party A shall provide Party B with building leasing and property management services in accordance with the terms and conditions of this Agreement.

         THEREFORE, Party A and Party B have reached the following agreement in the principle of equality, mutual benefit and fairness through friendly consultations:


                           ARTICLE ONE  LEASED PROPERTY

1.1 Buildings and other properties to be leased by Party A to Party B hereunder include:

         1.1.1    Buildings in respect of which Party A has title certificates;

         1.1.2 Buildings in respect of which Party A does not have title certificates but has obtained permanent use right under relevant documents and agreements;

         1.1.3 Buildings under Party A's actual control and use notwithstanding disputes over their ownership or title due to historical or other reasons;

         1.1.4 Temporary fixtures for which Party A has obtained legal use right.

         1.1.5 Buildings or transmission masts owned by Party A; (buildings under 1.1.1 to 1.1.5 above, "Party A's Own Property")

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         1.1.6    Buildings leased by Party A from a third party, in respect of which Party A has the right to sub-lease to Party B ("Party A's Subleased Property").

1.2 Party A agrees to deliver to Party B the above buildings together with their existing auxiliary facilities, such as air conditioning, water, electricity, heating, power and other utilities, and to concurrently provide property management services for the buildings leased to Party B hereunder; provided that, Party B shall pay the relevant fees and charges in accordance with the terms of this Agreement and applicable standards stipulated by relevant government authorities.


                     ARTICLE TWO   SCOPE AND PURPOSE OF LEASE

2.1 Party A agrees to lease the buildings and their auxiliary facilities (the "Leased Property") listed in the Schedule attached hereto to Party B in accordance with the terms and conditions of this Agreement (see the appendix of this Agreement for the list and details of such Leased Property). Party B agrees to lease from Party A the Leased Property in accordance with the terms and conditions of this Agreement and accept property management services provided by Party A hereunder.

2.2 Party B shall use the Leased Property for placing communications equipment, office use, conducting business operations or carrying out other legal activities and shall not alter the use of the Leased Property or sublease them without Party A's consent thereto.


                    ARTICLE THREE  DELIVERY OF LEASED PROPERTY

         Party A shall clean up and deliver the Leased Property to Party B upon execution of this Agreement. The Leased Property, upon delivery, shall be in good conditions satisfactory to the requirements of Party B.


            ARTICLE FOUR      PAYMENT OF RENT, PROPERTY MANAGEMENT FEE AND
                                       RELEVANT FEES

4.1 The rent of Party A's Own Property, the property management fee, the rent for the power supply equipment and the direct current electricity supply equipment and other related fees are to be determined by the market price.

         4.1.1 Party B agrees to pay Party A rent for Party A's Own Property and the auxiliary facilities, charges for use of relevant facilities and equipment, as well as property management fee as agreed upon by the Parties in this Agreement.

                  The rent for the Leased Property shall be based on the price determined upon the capital contribution (see the appendix for details). The


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                  property management fee shall be based on the services
                  provided by Party A and is hereby agreed upon by the Parties as follows:

                  Telecommunications Building: RMB 12 per square meter per month; Business and office areas: RMB 10 per square meter per month; Base stations and other sites: RMB 6 per square meter per month.

         4.1.2 Party B shall pay, within 15 days upon the execution of this Agreement the rent and the property management fee for the period from September 20, 2000 to December 31, 2000 for the Leased Property and the auxiliary facilities. Party A and Party B agree that the rent and the property management fee shall be paid on a semi-annual basis beginning from 2001. The Parties shall complete the verification of specific items and amounts of the Leased Property and the property management services provided hereunder by March 15 and September 15 each year. The rent of the Leased Property and the property management fee payable for the first half and second half of the year shall be paid by Party B to Party A on or before March 25 and September 25, respectively. Party A shall provide Party B with valid evidential documents in respect of such payment upon the settlement.

         4.1.3 Party B shall pay the rent in accordance with the provisions of this Agreement prior to the expiry of the payment period as agreed upon by the Parties. If Party B fails to fulfill its obligation of payment stipulated in this Agreement, Party B shall be charged a surcharge of 0.03% of the overdue and unpaid amount per day until Party B has fulfilled such obligations; in the event that Party B fails to make the payment as stipulated in this Agreement for two months, Party A shall have the right to terminate the lease to Party B of the relevant part of the Leased Property, but other parts of this Agreement shall remain valid.

         4.1.4 Party A shall pay the taxes and expenses in respect of the lease of Party A's Own Property.

4.2      Payment of rent and related fees for Party A's Subleased Property

         In respect of Party A's Subleased Property that is used by Party B, Party A shall advise Party B the rent, the time of rent payment and the method of payment agreed upon by Party A and the third party from whom Party A subleases such property. Party B shall pay such third party directly such rent at such time and in such method as advised by Party A.


           ARTICLE FIVE  USE, INCREASE AND DECREASE OF LEASED PROPERTY

5.1 Party B shall have the right to occupy and enjoy the use of the Leased Property and the auxiliary facilities without interference in accordance with the provisions of Article 2 during the term of this Agreement.

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5.2      According to its business needs, Party B may request Party A to increase or decrease the amount of the Leased Property and Party A shall give its consent if conditions permit. The Parties shall then re-determine the rent and other related fees on the basis of the amount and quality of the increased or decreased Leased Property.


                     ARTICLE SIX    FITTING-OUT AND RENOVATION;
                                   ADVERTISING ON LEASED PROPERTY

6.1 Party B has the right, upon Party A's written consent and at its own expense, to conduct any fitting-out, installation, change or improvement inside or outside the Leased Property; provided that, Party B shall ensure that:

         (1) Such fitting-out, installation, change and improvement will not in any essential way change the nature of the Leased Property;

         (2) Any construction project relating to such fitting-out, installation, change and improvement will be conducted in an appropriate way so that all the people and properties are protected and the businesses of Party A in the nearby area will not be unreasonably disturbed;

         (3) In the event that such fitting-out or renovation work endangers or causes any potential danger to the safety of the original structure, Party B shall reinstate the Leased Property and make compensation for the corresponding losses, if any.

6.2 Party B may, to the extent that it will not infringe upon Party A interests, promote its enterprise image and businesses by hanging or posting promotional materials or in other legal ways on the side walls of the Leased Property; provided that such promotion activities shall not exceed the limits of the Leased Property. The Parties shall specify the scope of such promotion activities and locations allowed for such promotion materials when entering into lease of the Leased Property. Upon termination of this Agreement, Party B shall reinstate the Leased Property at its own expense and return the Leased Property to Party A; or, Party B shall return the Leased Property as fitted out and renovated, in which case Party A shall make appropriate compensations to Party B.


                 ARTICLE SEVEN      MAINTENANCE, REPAIR, REPLACEMENT
                                   AND IMPROVEMENT OF LEASED PROPERTY

7.1 Party A shall conduct routine maintenance, repairs, replacement and improvement of the Leased Property and the auxiliary facilities at its own expense; provided that, expenses incurred from maintenance and repairs resulted from inappropriate use by Party B shall be borne by Party B.
7.2 Party A shall immediately repair any damage to the Leased Property not caused by Party B, exert its utmost efforts to ensure the normal use by Party B

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         of the Leased Property and bear the expenses in connection therewith.
         In the event that such an instance occurs and , in Party B's judgment, the damage is so serious as to affect the normal use of the Leased Property by Party B, Party B may select to issue a written notice to Party A, requesting to suspend or terminate the lease of the damaged part of the Leased Property, in which case Party B need not pay the rent for the damaged part of the Leased Property beginning from the occurrence of such damage.

7.3 Party B shall repair or compensate for damages caused by it to the Leased Property and the relevant constructions or other facilities of Party A and bear the expenses. In the event of such an instance, Party A, judging from the seriousness of the damage, may have the option to issue a written notice to Party B, requesting to suspend or terminate the lease of the damaged part of the Leased Property, to which Party B shall give its consent, in which case Party B shall pay the rent due and payable prior to such termination for the damaged part of the Leased Property and other relevant charges.


            ARTICLE EIGHT     TERM, CANCELLATION AND RENEWAL OF AGREEMENT
8.1 This Agreement, upon execution by the authorized representatives of the Parties and affixing with their official seals, shall come into effect on September 20, 2000 and expire on September 19, 2010 (for a term of ten years). Unless otherwise stipulated in this Agreement, neither Party shall terminate the Agreement prior to the expiration of the lease term.
8.2 Unless otherwise stipulated in this Agreement or with Party B's prior written consent, Party A shall not terminate this Agreement prior to the expiration of the lease term hereunder. According to its actual needs, Party B may terminate or partially cancel this Agreement prior to the expiration of the term of this Agreement upon three month prior written notice to Party A. If this Agreement is terminated prior to its expiration date or is partially cancelled, within seven days after such termination or cancellation, Party A shall refund Party B, out of the rent and property management fee already paid by Party B, the rent and property management fee of Leased Property for the period between the date of such termination and the scheduled expiration date of this Agreement.

8.3 In respect of Party A's Own Property, this Agreement shall be automatically extended for one year upon the expiration of its term, unless Party B indicates otherwise in writing. The times of such extension shall be unlimited. In respect of Party A's Subleased Property, this Agreement may also be automatically extended for one year upon the expiration of its term (the times of such extension shall be unlimited), unless Party A indicates in writing of its intention to terminate this Agreement three months prior to the expiration date hereof, this Agreement.


             ARTICLE NINE     REPRESENTATIONS AND WARRANTIES OF PARTIES

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9.1      Each of the Parties represents and warrants to each other as follows:

         (1) It is a limited liability company or an enterprise legal person duly established and in valid existence under the laws of the People's Republic of China;

         (2) It has the right and authority to enter into this Agreement and fulfill its obligations;

         (3) Its representative who will sign this Agreement has been fully authorized to do so by a valid letter of authorization or by the relevant resolution of its Board of Directors; and

         (4) Upon the execution of this Agreement and its annex attached hereto, this Agreement shall be binding upon it and can be enforced under applicable laws.

9.2      Party A hereby represents and warrants to Party B as follows:
         (1) Party A has the right and authority to legally own the Leased Property stipulated under this Agreement, and possesses all the relevant and complete approvals and certificates evidencing its legal ownership of the Leased Property stipulated under this Agreement, or has the right to sublease to Party B properties it leases from a third party. Party A has the right to enter into this Agreement and to lease or sublease to Party B the Leased Property stipulated in Article One (including the site and auxiliary facilities) in accordance with the terms and conditions herein; in the event that Party A's property rights and use rights to the property herein are contested in any circumstances and for whatever reasons, and Party B is unable to exercise its rights as a lessee or sustain other damages, Party A agrees to hold harmless from and indemnify Party B against any losses resulted therefrom;
         (2) Upon delivery to Party B for use, the Leased Property shall be in good conditions for normal use;

         (3) As long as Party B has paid the rent for the Leased Property and observed and fulfilled all the representations, commitments and conditions under this Agreement, Party B shall be able to freely occupy and enjoy the use of the Leased Property within the term of this Agreement without interference.

9.3 In the event that any representations or warranties made by Party A in Articles 9.1 and 9.2 above are untrue or incomplete, Party B shall have the right to terminate this Agreement at any time, in which case Party B shall have the right to claim compensation from Party A for all the actual losses Party B has sustained.

9.4      Party B hereby represents and warrants to Party A as follows:

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         9.4.1    Party B will pay the relevant rent to Party A on a timely
                  basis in accordance with this Agreement. In the event that Party B delays the rent payment for more than one day, Party B shall, in addition to payment of the rent overdue, pay, upon Party A's demand, a penalty of 0.03% of the total overdue and unpaid payment for each day overdue until Party B has completely fulfilled its obligations;
         9.4.2 Without Party A's written consent, Party B shall not sublease or transfer to a third party any part of the Leased Property or any of its rights and obligations hereunder, or change the use and purpose of the Leased Property and any utilities. Should Party B violate any of the aforesaid provisions, Party A shall have the right to request Party B to stop such conduct and pay a surcharge equal to two times the proceeds from such sublease or transfer received by Party B, if any.


                  ARTICLE TEN      UNDERTAKINGS AND INDEMNIFICATION

10.1 Unless otherwise stipulated in this Agreement, Party B shall, upon the demand of Party A, indemnify Party A against and hold Party A harmless from losses, expenses, damages, claims, actions, debts or liabilities arising from the following causes:

         10.1.1 injuries of any person or damages of property of citizens or institutions other than Party A or both Parties to this Agreement due to failure of performance or observation by Party B of this Agreement, unless such losses, expenses, damages, claims, actions, debts or liabilities were caused by Party A's gross negligence or willful misconduct or by an event of Force Majeure.

10.2 Unless otherwise stipulated in this Agreement, in the event of personal injuries or property damages within the premises of the Leased Property due to failure of Party A to fulfill its rights and obligations as stipulated in this Agreement, Party B may claim for compensation from Party A and Party A shall indemnify Party B against and hold Party B harmless from any losses, expenses, damages, claims, actions, debts or liabilities unless such events were caused by gross negligence or willful misconduct on the part of Party B or by an event of Force Majeure.

10.3 Due to historical reasons, certain Leased Property leased by Party B have not been granted with title certificates and leasing permits. The Parties agree that Party A shall obtain the aforesaid certificates and permits and Party B shall render necessary assistance. Party A shall bear all the relevant fees and expenses in the course of obtaining the aforesaid certificates and permits. Before Party A has obtained such certificates and permits, neither Party shall cancel this Agreement on the ground that Party A has not acquired the aforesaid documents, or the Party raising the issue of canceling this Agreement shall bear, in addition to its own losses, all the losses sustained by the other Party.

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10.4     Party A hereby acknowledges and agrees that any dispute with a third party arising from the lack of clarity of the property rights of the Leased Property shall have no bearing on Party B, and that Party A shall resolve any contest raised by any third party over Party B's use of the Leased Property, and such contest shall not affect Party B's use of the Leased Property hereunder. Party A shall compensate Party B for any losses sustained by Party B as the result of the aforesaid reason.

                         ARTICLE ELEVEN      CONFIDENTIALITY
11.1 Both Parties to this Agreement herein shall keep strictly confidential the operational data and information of the other Party. Neither Party shall, without the other Party's written consent, provide or disclose to any company, enterprise, organization or individual any data or information with regard to the operations of the other Party, except for circumstances stipulated by the laws of the PRC and of the listing place of China Mobile (Hong Kong) Limited, or by either Party, for the purpose of its reorganization, to a third party (including without limitation to, relevant government departments and all the intermediary institutions involved in the reorganization) orally or in writing.

               ARTICLE TWELVE      LIABILITIES FOR BREACH OF AGREEMENT

12.1 Any failure of either Party to perform any of the terms hereunder shall be deemed as breach of contract. Upon confirmation of occurrence of a breach, the breaching Party shall, within ten days of receiving a written notice from the non-breaching Party explaining the circumstances of such breach, correct such breach and make written notification to the non-breaching Party to the same effect; in the event that within ten days the breaching Party has not correct the breach or rendered any explanation in writing, the other Party shall have the right to terminate this Agreement prior to its expiration upon written notice to the breaching Party, in which case the breaching Party shall be responsible to compensate all the economic losses thus sustained by the other Party. In the event that one Party believes that such breach is nonexistent, both Parties shall consult with each other and try to resolve the issues thus caused. Should no resolution be reached through consultation, the issue shall be resolved in accordance with the dispute resolution clause herein.


                         ARTICLE THIRTEEN    FORCE MAJEURE

13.1 Any event or circumstance beyond the reasonable control of the Parties and could not be avoided by exercise of due care on the part of the affected Party shall be deemed as an "event of Force Majeure" and shall include, but not limited to, earthquake, fire, explosion, storm, flood, lightening, or war.

13.2 Neither Party shall bear any liability for breach of contract to the other Party for its failure to carry out all or any of its obligations hereunder as a result of an evnet of Force Majeure. However, the Party or Parties affected by an event


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         of Force Majeure shall, within fifteen days of the occurrence of the such event, notify the other Party of such event of Force Majeure along with relevant documentary evidence issued by the relevant government authorities. The Party or Parties shall resume the performance of its/their obligations hereunder within a reasonable period of time after the effects of the event of Force Majeure have been eliminated.


              ARTICLE FOURTEEN     GOVERNING LAW AND DISPUTE RESOLUTION
14.1 The execution, validity, implementation, interpretation and resolution of dispute of this Agreement shall be governed by the laws of the People's Republic of China.
14.2 Any dispute arising from or in connection with the validity, interpretation or execution of this Agreement shall be settled by the Parties through friendly consultations. In the event that no resolution can be reached through consultations, either Party may submit the dispute to Shanghai Arbitration Commission for arbitration in accordance with its then effective arbitration rules. Once Shanghai Mobile Communication Company Limited is transformed into a wholly foreign-owned enterprise, the dispute resolution institution will automatically change into China International Economic and Trade Arbitration Commission and any disputes shall be resolved in accordance with its then effective rules thereof in Shanghai. The award of such arbitration shall be final and binding upon both Parties.

14.3 Except for matters under arbitration, the remaining part of this Agreement is still in effect during the time of arbitration.

                   ARTICLE FIFTEEN      ASSUMPTION, TRANSFER
                          AND TERMINATION OF AGREEMENT
15.1 Neither Party may assign or transfer all or any part of its rights and obligations under this Agreement to any third party without the other Party's prior written consent thereto.

15.2 In the event that Party A transfers its own buildings, Party A shall ensure that this Agreement will be equally binding upon the transferee.

15.3 Party A hereby acknowledges that Party B may be transformed into a wholly foreign-owned enterprise during the term of this Agreement without consent or acknowledgement by Party A either prior to or after the event, and that Party B's entire rights and obligations under this Agreement shall not be affected or changed on the ground that the nature of the company has changed into a wholly foreign-owned enterprise. Party A will acknowledge the legal status of such wholly foreign-owned enterprise in performing this Agreement.

15.4 In the event that the following conditions are not met, Shanghai Mobile Communication Company Limited shall be entitled to terminate this Agreement at any time. After the termination of this Agreement, the Parties shall cease to enjoy any rights or assume any obligations under this Agreement


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         or in connection with its termination, except the rights and obligations that have incurred under this Agreement prior to such termination.

         (1) China Mobile (Hong Kong) Limited ("CMHK") shall have been granted relevant waivers by the Stock Exchange of Hong Kong Limited ("HKSE") for CMHK's connected transactions in accordance with the listing rules of HKSE ("Listing Rules"); and

         (2) The independent shareholders of CMHK who are deemed to be independent in accordance with the listing rules ("Independent Directors") shall have approved relevant transactions.


                             ARTICLE SIXTEEN      NOTICES

16.1 Any notice or other document to be given under this Agreement shall be delivered in writing and may be delivered in person, sent by registered mail or transmitted by facsimile to the Parties at their legal addresses stated in this Agreement or any other addresses a Party may have notified the other Party in accordance with this Article.

16.2 Any notice or document shall be deemed to have been received at the time as follows:

         if delivered in person, at the time of delivery;

         if delivered by registered mail, five (5) business days after being posted (excluding Saturdays, Sundays and public holidays); and

         if transmitted by facsimile, upon receipt, or if the time of transmission is during non-business hours, it shall be deemed to have been given at the beginning of the normal business hours of the succeeding day (excluding Saturdays, Sundays and public holidays), subject to proof by the sender or confirmation from the facsimile machine used for such transmission that a satisfactory transmission has been completed.


                         ARTICLE SEVENTEEN   MISCELLANEOUS

17.1 This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supercedes any and all discussions, negotiations and agreements between them regarding the same subject matter prior to the execution of this Agreement.

17.2 In the performance of this Agreement, if any provision herein becomes ineffective or unenforceable as the result of implementation or amendment of law, such provision shall be ineffective to the extent that such law applies, without invalidating the remaining provisions of this Agreement. The Parties hereto have the rights to amend the provisions affected by the future implementation or amendment of law, which amendment shall constitute an


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         integral part of this Agreement on the condition that such amendment will have no material effect on either Party's economic benefits hereunder.

17.3 Neither Party shall have the right to amend or modify this Agreement without both Parties' written confirmation thereof; the Parties, however, shall be able to enter into supplementary agreements to govern matters not considered herein.

17.4 This Agreement is signed in six counterparts. Each Party will keep three copies. The annex and/or supplementary agreements hereto are an integral part hereof and shall have the same force and effect as this Agreement.



PARTY A: SHANGHAI COMMUNICATION           PARTY B: SHANGHAI MOBILE
         SERVICE COMPANY                           COMMUNICATION COMPANY
                                                   LIMITED

   ---------------------------               ----------------------------------
By:        s/Cai Guibao                   By:        s/Chen Suxian
   Legal or authorized representative        Legal or authorized representative

                                       11
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Schedule 0

                       LIST OF BUILDING AND PROPERTY RENT

Name of the Property Owner: Shanghai Mobile Communication Service Company                      Unit: RMB
-------------------------------------------------------------------------                      ---------
 No.                           Item                           Number of Item         Area         Rent (RMB/month)      Remarks
 ---                           ----                           --------------         ----         ----------------      -------
  I    Fixed Assets---Total of Buildings and Properties             B5            12,444.95       216,647.00
  1    Fixed Assets---Buildings
            Including: Buildings for Base Stations                  67             7,286.61       111,137.00
                    Office Buildings                                1                220.00         1,650.00
                    Buildings for Business Purposes                 16             4,180.34        94,660.00
                    Other Auxiliary Buildings                       1                758.00         9,200.00

Schedule 1

Name of the Property Owner: Shanghai Mobile Communication Service Company           Unit: RMB
-------------------------------------------------------------------------           ---------
  No.             Name of Building                          Detailed Address                      Floorage        Rent      Remarks
  ---             ----------------                          ----------------                      --------        ----      -------
                                                                                              (Square meters)  (RMB/month)
   1    G427 Zhen Chen Base Station          Baoshan City Industry Garden Development                 64.00         470
        Equipment Room                       Limited Company, Baoshan District, Shanghai
                                             City

   2    Xinfahua Base Station                Room 1804, 4-20 Lane, Fa Hua Town Road,                  52.00        1200
                                             Changning District, Shanghai City

   3    Jieyuan Base Station                 Room 302, 602 Tian Shan Road, Changning                 173.96        7800
                                             District, Shanghai City

   4    G2113 Machine Room under XinheBase   Xinhe Post Office, Chongming Town, Shanghai              81.00         597
        Station Mast

   5    Anguo Base Station                   Room 1905, 1-229Lane, An Guo Road, Hongkou              107.00        2200
                                             District, Shanghai City

   6    Anguo Base Station                   Room 1906, 1-229Lane, An Guo Road, Hongkou              109.33        2200
                                             District, Shanghai City

   7    Honglun Base Station                 Room 1404, Hai Lun Road, Hongkou District,              145.00        2500
                                             Shanghai City

   8    Daijian Base Station                 Room 402, 13-630 Lane, Qu Yang Road, Hongkou             68.00        1200
                                             District, Shanghai City

   9    Fude Base Station                    26F, 1688 Si Chuan Bei Road, Hongkou                    199.00        2500
                                             District, Shanghai City

  10    Zhongtai Base Station                Room 1803, Zhong Tai Apartment, Huangqu                 137.01        3000
                                             District, Shanghai City

  11    G415 Machine Room under Wangxin      Wangxin Highway, Mamen Village, Wangxin Town,            64.00         470
        Base Station Mast                    Jiading District, Shanghai City

  12    G147 Machine Room under Xingta Base  Xin Jin Shan Road, Xingta Town, Jinshan                  64.00         470
        Station Mast                         District, Shanghai

  13    G112 Machine Room under Zhangyan     Fumin Village, Zhangyan Town, Jinshan                    68.00         490
        Base Station Mast                    District, Shanghai City

  14    Yandang Base Station                 107 Yan Dang Road, Luwan District, Shanghai             111.26        1000
                                             City

  15    Guanpu Base Station                  Room 3204, 3-365, Zhi Zao Ju Road, Luwan                 77.00        1600
                                             District, Shanghai City

  16    Qibao Base Station                   Room 1403, Star Building, 3150 Lane, Cao Bao            194.00        2600
                                             Road, Minhang District, Shanghai City

  17    Honglu Base Station                  15C, 5 Ao Sen Apartment, Hong Zhong Road,               157.10        2600
                                             Minhang District, Shanghai City

  18    Huajing Base Station                 Room 1404, 1-101(927) Lane, Hu Qing Ping                105.00        1500
                                             Highway, Minhang District, Shanghai City

  19    Huajing Base Station                 Room 1406, 1-101(927) Lane, Hu Qing Ping                105.00        1500
                                             Highway, Minhang District, Shanghai City

  20    G426 Machine Room under Jiwang Base  Jiwang Telephone Branch, Minhang District,               64.00         500
        Station Mast                         Shanghai City

  21    Tianma Base Station                  Room 2503, 1-511 Lane, Wu Zhong Road, Minhang           112.93        1700
                                             District, Shanghai City

  22    G354 Machine Room under Xinzhu Base  Pacific Chemical Plant, 1225 Xin Zhu Road,               60.00         500
        Station Mast                         Minhang District, Shanghai City

  23    Yazhi Base Station                   Room 1805, 3-31 Lane, Ya Zhi Road, Minhang               90.00        1000
                                             District, Shanghai City

  24    G2512 Machine Room under Donghai     Luzhuang Village, Donghai Town, Nanhui                   46.00         240
        Town Base Station Mast               County, Shanghai City

  No.             Name of Building                          Detailed Address                      Floorage        Rent      Remarks
  ---             ----------------                          ----------------                      --------        ----      -------
                                                                                              (Square meters)  (RMB/month)
  25    Fangyao Base Station                 Patrol Room, Fangyao Relay Station, Nanhui              249.00         630
                                             County, Shanghai District

  26    G2613 Machine Room under Shuyuan     Shuyuan Post Office, Nanhui County, Shanghai             70.00         300
        Base Station Mast                    City

  27    G2505 Machine Room under Xinchang    Xinchang Village, Xinchang Town, Nanhui                  67.90         300
        Base Station Mast                    District, Shanghai City

  28    Guohuo Base Station                  236 Guo Huo Road, Nanshi District, Shanghai              69.00         600
                                             City

  29    G547 Machine Room Yifeng Base        Room 10-0, 298 He Nan Nan Road, Nanshi                  149.00        5100
        Station                              District, Shanghai City

  30    Puyu Base Station                    Room 3009, 31 Lane, Pu Yu Dong Road, Nanshi              56.00        1000
                                             District, Shanghai City

  31    G2208 Machine Room under Panzhen     Pantao Village, Beicai Town, Pudongxin                   58.00         300
        Base Station Mast                    District, Shanghai City

  32    Xinbeica Base Station (Lianxi)       408/2/1802-08 Bei Zhong Road, Pudong New                140.00        1500
                                             District, Shanghai City

  33    G2206 Yulan Base Station             Rooms 1710-171, 1 Yu Lan Yuan, 2275 Lane,               284.00        2000
                                             Chuan Bei Highway, Pudong Xin District,
                                             Shanghai City

  34    G2204 Heqing Base Station            Room 801, Mei Qing Mast, Heqing Town, Pudong            150.78        1500
                                             New District, Shanghai City

  35    Yanqiao Base Station                 Level 14, Office Building, 389 Pu Dian Road,             49.00        1500
                                             Pudong New District, Shanghai City

        Yanqiao Base Station                 Level 14, Office Building, 389 Pu Dian Road,             88.00        2650
                                             Pudong New District, Shanghai City

  36    Shanhai Base Station                 Room 1801, 2-1460 Lane, Pudong Avenue, Pudong           100.00        2700
                                             New District, Shanghai City

  37    Haihong Base Station                 Level 25, 2985 Shang Nan Road, Pudong New               173.00        3000
                                             District, Shanghai City

  38    G1121 Taigu Base Station             Room 1512, Lu Neng Mast, 18 Tai Gu Road,                103.88         780
                                             Pudong New District, Shanghai City

  39    G2212 Qusan Base Station Machine     Room 809, Kang Lin Mast, 839 Yan Gao Road,               65.23         480
        Room                                 Pudong New District, Shanghai City

  40    G2210 Machine Room under Yangyuan    Yang Yuan Real Estate Development Limited                68.00         370
        Base Station Mast                    Company, Pudong New District, Shanghai City

  41    Changde Base Station                 Rooms 2601-4, 2-1298 Lane, Chang De Road,                73.00        1300
                                             Putuo District, Shanghai City

  42    Xizhan Base Station                  1801-02 59 Che Zhan New Residential Quarter,            155.25        1800
                                             Putuo District, Shanghai City

  43    Guanlong Base Station                Room 1705-4, 2# No.8Building, 30 Lane,                   78.00        1000
                                             Guanlong Road, Putuo District, Shanghai City

  44    Shunwen Base Station                 188/1107 Shun Da Apartment, Shun Yi Road,                90.81        1500
                                             Putuo District, Shanghai City

  45    Caojiadu Base Station                Room 2401, 2-1278 Lane, Wan Hang Du Road,               100.05        1800
                                             Putuo District, Shanghai City

  46    Xikang Base Station                  Room 1801, 1393 Xi Kang Road, Putuo District,           120.00        2500
                                             Shanghai City

  47    Liantang Base Station                Production buildings of Liantang Base                   150.00         980
                                             Station, Qingpu District, Shanghai City

  48    G104 Machine Room under Daying Base  Daying Post Office, Qingpu County, Shanghai              46.00         340
        Station                              City

  49    G151 Machine Room under Shangta      Shangta Post Office, Qingpu County, Shanghai             70.00         520
        Base Station Mast                    City

  No.             Name of Building                          Detailed Address                      Floorage        Rent      Remarks
  ---             ----------------                          ----------------                      --------        ----      -------
                                                                                              (Square meters)  (RMB/month)
  50    G163 Machine Room under Zhonggang    West of 28 Zhonggang Town Street, Qingpu                 68.00         500
        Base Station Mast                    County, Shanghai City

  51    Cao Xi Bei Base Station              25B, 38 Cao Xi Bei Road, Xuhui District,                 90.36        3000
                                             Shanghai City

  52    Kangjian Base Station                Room 1804, 8 Kang Jian Road, Xuhui District,            156.25        2200
                                             Shanghai City

  53    Longwu Base Station                  Rooms 1503-1504, 18-1137 Lane, Long Wu Road,            171.77        2000
                                             Xuhui District, Shanghai City

  54    Bai He Hua Yuan Base Station         24-B Building, 1 Bai HeHua Yuan, 999 Lane, Pu           126.00        2300
                                             Bei Road, Xuhui District, Shanghai

  55    Tianlin Base Station                 Room 2807,4-414 Lane, Tian Lin Dong Road, Xu             79.00        1000
                                             Hui District, Shanghai City

  56    Tianlin Base Station                 Room 2808,4-414 Lane, Tian Lin Dong Road, Xu             81.94        1000
                                             Hui District, Shanghai City

  57    Nandan Base Station                  Room 701, 1-2200 Lane, Xie Tu Road, Xuhui               114.92        1800
                                             District, Shanghai City

  58    Huatai Base Station                  20A, 388 Zhao Jia Bang Road, Xuhui District,            230.00       17250
                                             Shanghai City

  59    Kailu Base Station                   Room 1801, 91 kai Lu San Village, Yangpu                 68.83         800
                                             District, Shanghai City

  60    Huangxing Base Station               Room 1902, 1209 Kong Jiang Road, Yangpu                  74.00        1000
                                             District, Shanghai City

  61    Songyi Base Station                  Rooms 2306, 2307 311 Song Hua Jiang Road,               173.31        1000
                                             Yangpu District, Shanghai City

  62    Songyi Base Station                  Rooms 2406, 2407 311 Song Hua Jiang Road,               173.31        1000
                                             Yangpu District, Shanghai City

  63    Tieling Base Station                 60 Lane, Tie Ling Road, Yangpu District,                 85.66        1000
                                             Shanghai City

  64    Chang'an Base Station                Room 2208, 12-560 Lane, Chang'an Road, Zhabei           102.70        1400
                                             District, Shanghai City

  65    Gonghe Base Station                  4703/85/1807 (two apartments) Gong He Xin               159.63        1700
                                             Road, Zhabei District, Shanghai City

  66    Minzhu Base Station                  1801-02 (two apartments), 100-4703 Lane, Gong           150.60        1600
                                             he Xin Road, Zhabei District, Shanghai City

  67    Fuyuanfang Base Station              Room 2008, 2-1431 Lane, Qiu Jiang Road,                  69.67        1200
                                             Zhabei District, Shanghai City

  67    Total                                                                                      7,286.61      111137

Schedule 2

Name of the Property Owner: Shanghai Mobile Communication Service                  Unit: RMB
-----------------------------------------------------------------                  ---------
   No.      Name of Building       Detailed Address                 Florage            Rent             Remarks
   ---      ----------------       ----------------                 -------            ----             -------
                                                                (Square meters)      (RMB/month)
    1       Level 14, Lu Yuan      Nanhui County, Shanghai             220              1650

    1       Total                                                     220            1,650.00

Schedule 3

Name of the Property Owner: Shanghai Mobile Communication Service Company     Unit: RMB
-------------------------------------------------------------------------     ---------
   No.     Name of Building               Detailed Address                        Florage               Rent          Remarks
   ---     ----------------               ----------------                        -------               ----          -------
                                                                               (Square meters)       (RMB/month)
    1      Baoshan Branch      Auxiliary Building, Gu Village, Baoshan                 40              2000
                               District, Shanghai City

    2      Baoshan Branch      Auxiliary Building, Lanan, Baoshan District,            42              2100
                               Shanghai City

    3      Baoshan Branch      Yupu Business Building, Baoshan District,               34              1850
                               Shanghai City

    4      Fengxian            Streetside Buildings, Fengxian County,              278.37              5560
                               Shanghai City

    5      Jiading             Huating Post Office, Jiading District,                 100              2500
                               Shanghai

    6      Jiading             44 Zhang Ma Road, North Office Building,              1160             13920
                               Jiading District Branch, Shanghai

    7      Minhang Branch      (94 Bei Song Highway) Zeng Yin Station,                591              1500
                               Beiqiao, Minhang District, Shanghai City

    8      Nanhui              Business Buildings of the Industrial Garden,           440             13200
                               Nanhui County, Shanghai City

    9      Nanhui              Street Buildings, Ren Min Road, Huinan Town,           456             19800
                               Nanhui County, Shanghai City

    10     Nanhui              Mobile Communication Business Buildings,             11.97              4300
                               Zhoupu Town, Nanhui County, Shanghai City

    11     Zhonghua            Zhong Hua Retail Department, Nanshi District,           25               600
                               Shanghai

    12     Pudong              Near the Telephone Branch, Chuan Sha Fang Shu          231              1250
                               Street, Pudong New District, Shanghai City

    13     Chuansha            New Street, Chuan Sha Tang Town, Pudong New             31               180
                               District, Shanghai City

    14     Pudong              501 Fan Chang Li Dong Road, Yun Lian Bureau,           324              7800
                               Pudong New District, Shanghai

    15     Songjiang           Business Buildings, Songjiang Town, Shanghai            51              2300
                               City

    16     Antu Business       Antu Exchange Station, Yangpu District,                265             15800
           Office              Shanghai City

           Total                                                                 4,180.34             94660

Schedule 4

Name of the Property Owner: Shanghai Mobile Communication Service          Unit : RMB
-----------------------------------------------------------------          ----------
  No.         Name of Building               Detailed Address                   Florage                 Rent             Remarks
  ---         ----------------               ----------------                   -------                 ----             -------
                                                                            (Square meters)          (RMB/month)
   1    Attached Building of          Zhongyuan Telephone Bureau, Yangpu
        Zhongyuan Telephone Bureau    District, Shanghai City                   758.00                 9,200.00
        Total                                                                   758.00                 9,200.00